                                                                    EXHIBIT 99.1

CASE NAME:   Coho Energy, Inc., ET AL                 Monthly Operating Report

CASE NUMBER: 02-31189-HCA-11                          ACCRUAL BASIS

JUDGE:       Harold C. Abramson



                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002

COHO ENERGY, INC.                                     MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                              ACCRUAL BASIS - 1
BALANCE SHEETS (IN 000'S)
AUGUST 31, 2002

                                                    SOFA        JAN 31,      FEB 28,       MAR 31,       APR 30,       MAY 31,
                                                  SCHEDULE       2002          2002          2002          2002          2002
                                                 ----------   ----------    ----------    ----------    ----------    ----------
                          ASSETS

CURRENT ASSETS
      Cash and cash equivalents                       7,810        8,341    $    9,023    $   10,655    $   11,246    $   11,635
      Cash in escrow                                     25           25            25            25            26            26
      Accounts receivable                             7,495        7,501         7,231         8,135         8,801         9,738
      Other current assets                               32        1,072         1,001           930         1,025           986
      Accrued unrealized gains derivatives               --        2,225         2,225            37            37            37
                                                 ----------   ----------    ----------    ----------    ----------    ----------
                                                     15,362       19,164        19,505        19,782        21,135        22,422

PROPERTY AND EQUIPMENT                              335,561      332,368       331,674       330,808       330,378       329,845

INVESTMENT IN SUBSIDIARIES                               --      (10,016)          260           260            59            58

OTHER ASSETS                                             82       22,756        22,692           111           112           104
                                                 ----------   ----------    ----------    ----------    ----------    ----------

                                                 $  351,005   $  364,272    $  374,131    $  350,961    $  351,684    $  352,429
                                                 ==========   ==========    ==========    ==========    ==========    ==========

                      LIABILITIES AND
                    SHAREHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
      CURRENT LIABILITIES
      Accounts payable, principally trade                --        4,194           485           712           874           744
      Accrued liabilities and other payables             --        3,306         2,559         4,426         4,402         4,697
      Accrued interest payable                           --        2,167           681         1,034         1,354         1,278
      Accrued unrealized losses derivatives              --          165           165           506           506           506
      Current portion of long term debt                  --      283,181            --            --            --            --
                                                 ----------   ----------    ----------    ----------    ----------    ----------
                                                          0      293,013         3,890         6,678         7,136         7,225

LIABILITIES SUBJECT TO COMPROMISE
      Accounts payable, principally trade             5,644           --    $    4,928    $    5,771    $    5,821    $    5,800
      Accrued liabilities and other payables          1,032           --         1,588           944           949           687
      Current portion of long term debt             327,797           --       316,934       327,679       327,482       327,482
                                                 ----------   ----------    ----------    ----------    ----------    ----------
                                                    334,473            0       323,450       334,394       334,252       333,969

LONG TERM DEBT                                           --        2,648            --            --            --            --

DEFERRED INCOME TAXES                                    --           --            --            --            --            --
                                                 ----------   ----------    ----------    ----------    ----------    ----------

                                                    334,473      295,661       327,340       341,072       341,388       341,194
                                                 ----------   ----------    ----------    ----------    ----------    ----------

COMMITMENTS AND
      CONTINGENCIES                                   5,550          450           450           450           450           450

OTHER LONG TERM ACCRUED DERIVATIVES                      --       12,027           257           397           397           397

SHAREHOLDERS' EQUITY
      Prepetition owners' equity                      8,679       66,210        47,098        13,771        13,771        13,771
      Postpetition owners' equity(a)                     --                     (1,014)       (4,729)       (4,322)       (3,383)
                                                 ----------   ----------    ----------    ----------    ----------    ----------
      Total Shareholders' Equity                      8,679       66,210        46,084         9,042         9,449        10,388
                                                 ----------   ----------    ----------    ----------    ----------    ----------

                                                 $  348,702   $  374,348    $  374,131    $  350,961    $  351,684    $  352,429
                                                 ==========   ==========    ==========    ==========    ==========    ==========

                                                  JUNE 30,      JULY 31,     AUGUST 31,
                                                    2002          2002          2002
                                                 ----------    ----------    ----------
                          ASSETS

CURRENT ASSETS
      Cash and cash equivalents                  $   12,917    $   14,001    $   13,679
      Cash in escrow                                     26            26        48,977
      Accounts receivable                            12,108        12,544         3,849
      Other current assets                              954         1,195           322
      Accrued unrealized gains derivatives                4             4            --
                                                 ----------    ----------    ----------
                                                     26,009        27,770        66,827

PROPERTY AND EQUIPMENT                              329,371       328,769           441

INVESTMENT IN SUBSIDIARIES                               54            54            56

OTHER ASSETS                                             89           103            --
                                                 ----------    ----------    ----------

                                                 $  355,523    $  356,696    $   67,324
                                                 ==========    ==========    ==========

                      LIABILITIES AND
                    SHAREHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
      CURRENT LIABILITIES
      Accounts payable, principally trade             2,075         2,176           608
      Accrued liabilities and other payables          4,383         4,013         7,863
      Accrued interest payable                        1,596         3,035         3,240
      Accrued unrealized losses derivatives             834           834            --
      Current portion of long term debt
                                                 ----------    ----------    ----------
                                                      8,888        10,058        11,711

LIABILITIES SUBJECT TO COMPROMISE
      Accounts payable, principally trade        $    5,679    $    5,617    $    4,608
      Accrued liabilities and other payables            688           688           603
      Current portion of long term debt             326,388       326,388       153,508
                                                 ----------    ----------    ----------
                                                    332,755       332,693       158,719

LONG TERM DEBT                                           --            --            --

DEFERRED INCOME TAXES                                    --            --            --
                                                 ----------    ----------    ----------

                                                    341,643       342,751       170,430
                                                 ----------    ----------    ----------

COMMITMENTS AND
      CONTINGENCIES                                     450           450            --

OTHER LONG TERM ACCRUED DERIVATIVES                     397           397            --

SHAREHOLDERS' EQUITY
      Prepetition owners' equity                     13,771        13,771        13,771
      Postpetition owners' equity(a)                   (738)         (673)     (116,877)
                                                 ----------    ----------    ----------
      Total Shareholders' Equity                     13,033        13,098      (103,106)
                                                 ----------    ----------    ----------

                                                 $  355,523    $  356,696    $   67,324
                                                 ==========    ==========    ==========

(a) Postpetition owners' equity represents earnings subsequent to January 2002, excluding the standby loan prepayment fee expense of $29.3 million, the FAS 133 adjustment related to the gain on standby loan embedded derivative of $10.2 million, the write off of $22.6 million in unamortized debt issuance costs and the write off of $10.7 million in unamortized debt discount.

COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.                                     MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                              ACCRUAL BASIS - 2
STATEMENTS OF OPERATIONS (IN 000'S)                   PAGE 1 OF 3
AUGUST 31, 2002



                                                 JAN 02(a)       FEB 02        MAR 02        APR 02       MAY 02        JUNE 02
                                                 ----------    ----------    ----------    ----------    ----------    ----------

PRODUCTION/PRICES
     Oil (Bbls/day)                                   9,103         9,348         9,115         9,052         9,638         9,210
     Gas (Mcf/day)                                    4,085         4,375         3,986         4,157         3,924         4,013
     BOE/day*                                         9,783        10,077         9,779         9,745        10,292         9,879
     Average Oil Price                           $    14.93    $    16.01    $    19.72    $    21.68    $    22.30    $    20.90
     Average Gas Price                           $     2.65    $     2.06    $     2.48    $     3.22    $     3.27    $     3.26
     Average BOE Price                           $    15.00    $    15.74    $    19.39    $    21.51    $    22.13    $    20.81

OPERATING REVENUES
     Oil and gas production                      $    4,549    $    4,442    $    5,877    $    6,290    $    7,058    $    6,168
                                                 ----------    ----------    ----------    ----------    ----------    ----------

     Total operating revenues                         4,549         4,442         5,877         6,290         7,058         6,168
                                                 ----------    ----------    ----------    ----------    ----------    ----------

OPERATING EXPENSES
     Oil and gas production                           2,187         2,063         2,097         2,022         2,149         2,045
     Taxes on oil & gas production                      278           263           348           373           415           359
     General & administrative                           643           490           227           256           304           258
     Depletion & depreciation                         1,519         1,455         1,539         1,484         1,617         1,505
     Allowance for bad debt                              --            --            --            --            --            --
     (Gain) Loss on derivatives                        (251)      (10,257)       13,446            11           106          (253)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

     Total operating expenses                         4,376        (5,986)       17,657         4,146         4,591         3,914
                                                 ----------    ----------    ----------    ----------    ----------    ----------

OPERATING INCOME                                        173        10,428       (11,780)        2,144         2,467         2,254

OTHER INCOME & EXPENSES
     Equity in income from subsidiaries                  --           200            --            --                          (4)
     Interest and other income                           17             3            --            12            (7)            0
     Interest expense                                (2,713)       (1,333)       (1,186)       (1,260)       (1,355)       (1,393)
     Standby loan prepayment fee                         --       (29,344)       29,344            --            --            --
     Reorganization costs                               (33)         (114)      (53,309)         (490)         (166)         (417)
     Litigation Settlement                               --            --            --            --            --         2,832
     Loss on sale of property and equipment              --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------

                                                     (2,729)      (30,588)      (25,151)       (1,738)       (1,528)        1,018
                                                 ----------    ----------    ----------    ----------    ----------    ----------

EARNINGS (LOSS) BEFORE TAXES
     AND EXTRAORDINARY ITEMS                         (2,556)      (20,160)      (36,931)          406           939         3,272
                                                 ----------    ----------    ----------    ----------    ----------    ----------

INCOME TAX EXPENSE (BENEFIT)
     Current                                             --            --            --            --            --            --
     Deferred                                            --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
                                                                        0             0             0             0             0
                                                 ----------    ----------    ----------    ----------    ----------    ----------

EARNINGS (LOSS)                                      (2,556)      (20,160)      (36,931)          406           939         3,272
                                                 ----------    ----------    ----------    ----------    ----------    ----------

EXTRAORDINARY ITEMS
     Gain on extinguishment on indebtedness              --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------

NET EARNINGS (LOSS)                              $   (2,556)   $  (20,160)   $  (36,931)   $      406    $      939    $    3,272
                                                 ==========    ==========    ==========    ==========    ==========    ==========

BASIC EARNINGS PER SHARE**                       $    (0.14)   $    (1.08)   $    (1.97)   $     0.02    $     0.05    $     0.17


CASH FLOW FROM OPERATIONS                        $      846    $      561    $      498    $    1,910    $    2,551    $    4,511

CASH FLOW PER SHARE**                            $     0.05    $     0.03    $     0.03    $     0.07    $     0.10    $     0.18

(a)      January 2002 is a prepetition period

(b) August 2002 reorganization expense includes employee and officer severance payments of approximately $4.0 million.

* BOE means barrel of oil equivalent, assuming a ratio of 6 mcf to one barrel

**       Common shares                               18,714        18,714        18,714        18,714        18,714        18,714

                                                                               YEAR-TO-DATE
                                                  JULY 02        AUG 02          08/31/02
                                                 ----------    ----------      ------------

PRODUCTION/PRICES
     Oil (Bbls/day)                                   9,005         8,810            9,161
     Gas (Mcf/day)                                    3,487         3,370            3,922
     BOE/day*                                         9,587         9,372            9,815
     Average Oil Price                           $    22.24    $    23.55       $    20.17
     Average Gas Price                           $     3.17    $     3.03       $     2.88
     Average BOE Price                           $    22.04    $    23.23       $    19.98

OPERATING REVENUES
     Oil and gas production                      $    6,550    $    6,314       $   47,248
                                                 ----------    ----------       ----------

     Total operating revenues                         6,550         6,314           47,248
                                                 ----------    ----------       ----------

OPERATING EXPENSES
     Oil and gas production                           2,141         2,088           16,792
     Taxes on oil & gas production                      395           328            2,759
     General & administrative                           265           269            2,712
     Depletion & depreciation                         1,509         1,386           12,014
     Allowance for bad debt                              --            94               94
     (Gain) Loss on derivatives                         105           241            3,148
                                                 ----------    ----------       ----------

     Total operating expenses                         4,415         4,406           37,519
                                                 ----------    ----------       ----------

OPERATING INCOME                                      2,135         1,908            9,729

OTHER INCOME & EXPENSES
     Equity in income from subsidiaries                  --            --              196
     Interest and other income                           --             1               26
     Interest expense                                (1,440)       (1,315)         (11,995)
     Standby loan prepayment fee                         --            --                0
     Reorganization costs                              (630)       (3,907)(b)      (59,066)
     Litigation Settlement                               --            --            2,832
     Loss on sale of property and equipment              --      (111,659)        (111,659)
                                                 ----------    ----------       ----------

                                                     (2,070)     (116,880)        (179,666)
                                                 ----------    ----------       ----------

EARNINGS (LOSS) BEFORE TAXES
     AND EXTRAORDINARY ITEMS                             65      (114,972)        (169,937)
                                                 ----------    ----------       ----------

INCOME TAX EXPENSE (BENEFIT)
     Current                                             --            --                0
     Deferred                                            --            --                0
                                                 ----------    ----------       ----------
                                                          0             0                0
                                                 ----------    ----------       ----------

EARNINGS (LOSS)                                          65      (114,972)        (169,937)
                                                 ----------    ----------       ----------

EXTRAORDINARY ITEMS
     Gain on extinguishment on indebtedness              --            --               --
                                                 ----------    ----------       ----------

NET EARNINGS (LOSS)                              $       65    $ (114,972)      $ (169,937)
                                                 ==========    ==========       ==========

BASIC EARNINGS PER SHARE**                       $     0.00    $    (6.14)      $    (9.08)


CASH FLOW FROM OPERATIONS                        $    1,568    $   (2,435)      $   10,010

CASH FLOW PER SHARE**                            $     0.06    $    (0.10)      $     0.39

(a)      January 2002 is a prepetition period

(b) August 2002 reorganization expense includes employee and officer severance payments of approximately $4.0 million.

* BOE means barrel of oil equivalent, assuming a ratio of 6 mcf to one barrel

**       Common shares                               18,714        18,714           18,714

COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.
BANKRUPTCY CONSOLIDATION
STATEMENTS OF EARNINGS -- BOE                          MONTHLY OPERATING REPORT
AUGUST 31, 2002                                        ACCRUAL BASIS - 2
                                                       PAGE 2 OF 3


                                                JAN 02(a)       FEB 02        MAR 02        APR 02        MAY 02       JUNE 02
                                                ----------    ----------    ----------    ----------    ----------    ----------

PRODUCTION/PRICES
     Oil (Bbls/day)                                  9,103         9,348         9,115         9,052         9,638         9,210
     Gas (Mcf/day)                                   4,085         4,375         3,986         4,157         3,924         4,013
     BOE/day                                         9,783        10,077         9,779         9,745        10,292         9,879
     Average Oil Price                          $    14.93    $    16.01    $    19.72    $    21.68    $    22.30    $    20.90
     Average Gas Price                          $     2.65    $     2.06    $     2.48    $     3.22    $     3.27    $     3.26
     Average BOE Price                          $    15.00    $    15.74    $    19.39    $    21.51    $    22.13    $    20.81

OPERATING REVENUES
     Oil and gas production                          15.00         15.74         19.39         21.52         22.12         20.81
                                                ----------    ----------    ----------    ----------    ----------    ----------

     Total operating revenues                        15.00         15.74         19.39         21.52         22.12         20.81
                                                ----------    ----------    ----------    ----------    ----------    ----------

OPERATING EXPENSES
     Oil and gas production                           7.21          7.31          6.92          6.92          6.74          6.90
     Taxes on oil & gas production                    0.92          0.93          1.15          1.28          1.30          1.21
     General & administrative                         2.12          1.74          0.75          0.88          0.95          0.87
     Depletion and depreciation                       5.01          5.16          5.08          5.08          5.07          5.08
     Allowance for bad debt                           0.00          0.00          0.00          0.00          0.00          0.00
     (Gain) loss on derivative                       (0.83)       (36.35)        44.35          0.04          0.33         (0.85)
                                                ----------    ----------    ----------    ----------    ----------    ----------

     Total operating expenses                        14.43        (21.22)        58.25         14.18         14.39         13.21
                                                ----------    ----------    ----------    ----------    ----------    ----------

OPERATING INCOME                                      0.57         36.96        (38.86)         7.33          7.73          7.61

OTHER INCOME & EXPENSES
     Equity loss in subsidiaries                      0.00          0.71          0.00          0.00          0.00         (0.01)
     Interest and other income                        0.06          0.01          0.00          0.04         (0.02)         0.00
     Interest expense                                (8.95)        (4.72)        (3.91)        (4.31)        (4.25)        (4.70)
     Standby loan prepayment fee                      0.00       (104.00)        96.80          0.00          0.00          0.00
     Reorganization costs                            (0.11)        (0.40)      (175.85)        (1.68)        (0.52)        (1.41)
     Litigation Settlement                            0.00          0.00          0.00          0.00          0.00          9.56
     Loss on sale of property and equipment           0.00          0.00          0.00          0.00          0.00          0.00
                                                ----------    ----------    ----------    ----------    ----------    ----------
                                                     (9.00)      (108.41)       (82.97)        (5.94)        (4.79)         3.43
                                                ----------    ----------    ----------    ----------    ----------    ----------

EARNINGS (LOSS) BEFORE TAXES
   AND EXTRAORDINARY ITEMS                           (8.43)       (71.45)      (121.82)         1.39          2.94         11.04
                                                ----------    ----------    ----------    ----------    ----------    ----------

INCOME TAX EXPENSE (BENEFIT)
     Current                                          0.00          0.00          0.00          0.00          0.00          0.00
     Deferred                                         0.00          0.00          0.00          0.00          0.00          0.00
                                                ----------    ----------    ----------    ----------    ----------    ----------
                                                      0.00          0.00          0.00          0.00          0.00          0.00
                                                ----------    ----------    ----------    ----------    ----------    ----------

EARNINGS (LOSS) BEFORE EXTRAORDINARY                 (8.43)       (71.45)      (121.82)         1.39          2.94         11.04

EXTRAORDINARY ITEMS
     Gain on extinguishment on indebtedness           0.00          0.00          0.00          0.00          0.00          0.00
                                                ----------    ----------    ----------    ----------    ----------    ----------

NET EARNINGS (LOSS)                             $    (8.43)   $   (71.45)   $  (121.82)   $     1.39    $     2.94    $    11.04
                                                ==========    ==========    ==========    ==========    ==========    ==========

                                                                           YEAR-TO-DATE
                                                 JULY 02        AUG 02      8/31/02(a)
                                                ----------    ----------   ------------

PRODUCTION/PRICES
     Oil (Bbls/day)                                  9,005         8,810         9,161
     Gas (Mcf/day)                                   3,487         3,370         3,922
     BOE/day                                         9,587         9,372         9,815
     Average Oil Price                          $    22.24    $    23.55    $    20.17
     Average Gas Price                          $     3.17    $     3.03    $     2.88
     Average BOE Price                          $    22.04    $    23.23    $    19.98

OPERATING REVENUES
     Oil and gas production                          22.04         23.23         19.97
                                                ----------    ----------    ----------

     Total operating revenues                        22.04         23.23         19.97
                                                ----------    ----------    ----------

OPERATING EXPENSES
     Oil and gas production                           7.20          7.68          7.10
     Taxes on oil & gas production                    1.33          1.21          1.17
     General & administrative                         0.89          0.99          1.15
     Depletion and depreciation                       5.08          5.10          5.08
     Allowance for bad debt                           0.00          0.35          0.04
     (Gain) loss on derivative                        0.35          0.89          1.33
                                                ----------    ----------    ----------

     Total operating expenses                        14.86         16.21         15.86
                                                ----------    ----------    ----------

OPERATING INCOME                                      7.18          7.02          4.11

OTHER INCOME & EXPENSES
     Equity loss in subsidiaries                      0.00          0.00          0.08
     Interest and other income                        0.00          0.00          0.01
     Interest expense                                (4.85)        (4.84)        (5.07)
     Standby loan prepayment fee                      0.00          0.00          0.00
     Reorganization costs                            (2.12)       (14.38)       (24.97)
     Litigation Settlement                            0.00          0.00          1.20
     Loss on sale of property and equipment           0.00       (410.83)       (47.20)
                                                ----------    ----------    ----------
                                                     (6.97)      (430.04)       (75.96)
                                                ----------    ----------    ----------

EARNINGS (LOSS) BEFORE TAXES
   AND EXTRAORDINARY ITEMS                            0.22       (423.03)       (71.84)
                                                ----------    ----------    ----------

INCOME TAX EXPENSE (BENEFIT)
     Current                                          0.00          0.00          0.00
     Deferred                                         0.00          0.00          0.00
                                                ----------    ----------    ----------
                                                      0.00          0.00          0.00
                                                ----------    ----------    ----------

EARNINGS (LOSS) BEFORE EXTRAORDINARY                  0.22       (423.03)       (71.84)

EXTRAORDINARY ITEMS
     Gain on extinguishment on indebtedness           0.00          0.00          0.00
                                                ----------    ----------    ----------

NET EARNINGS (LOSS)                             $     0.22    $  (423.03)   $   (71.84)
                                                ==========    ==========    ==========

(a) JANUARY 2002 IS A PREPETITION PERIOD

COHO ENERGY CASE NO. 02-31189-HCA-11
                                                                          PAGE 2

COHO ENERGY, INC. (CONSOLIDATED)                       MONTHLY OPERATING REPORT
GENERAL & ADMINISTRATIVE EXPENSE SUMMARY               ACCRUAL BASIS - 2
AUGUST 31, 2002                                        PAGE 3 OF 3


                                     FEBRUARY       MARCH         APRIL          MAY           JUNE         JULY          AUGUST
                                    ----------    ----------    ----------    ----------    ----------    ----------    ----------

Salaries                      (a)   $      420    $      424    $      415    $      416    $      422    $      422    $      448
Employee Benefits             (b)          226           157           107           153           203           152           173
Employee Related Costs        (c)          (19)            9            (5)           (2)           (6)           12           (12)
Office Related Costs          (d)           98           101           104            95            93            99            91
Outside Services              (e)          218           (25)           55            94            41            81            56
Miscellaneous                 (f)           (0)           19            24            20            21            16           110
Insurance - general                         35            35            35            35            35            22            22
Data Processing                             10             5            12             3             1             3             1
Acquisition Costs             (g)           12            12             0             0             0             0             0
Corporate Costs               (h)            4             6            49            12             5             6             1
                                    ----------    ----------    ----------    ----------    ----------    ----------    ----------
Total Costs                              1,004           742           795           825           817           812           889
Overhead Allocations          (i)         (236)         (231)         (247)         (241)         (248)         (245)         (237)
G&A Recoveries                (j)         (605)         (611)         (612)         (603)         (635)         (634)         (622)
Reclass recoveries to LOE     (k)          327           326           320           323           325           332           333
                                    ----------    ----------    ----------    ----------    ----------    ----------    ----------

Net G&A Expense                            490           227           256           304           258           265           363

Reorganization Costs                       114        53,309           490           166           417           630         3,907
                                    ----------    ----------    ----------    ----------    ----------    ----------    ----------

Total G&A Related Costs             $      604    $   53,536    $      747    $      470    $      676    $      895    $    4,270
                                    ==========    ==========    ==========    ==========    ==========    ==========    ==========

       Expenses included in the categories are as follows:

         (a)      Salaries

         (b)      Employee benefits and payroll taxes

         (c) Conventions, seminars, travel, entertainment, relocation, and automobiles.

         (d) Office rent, office maintenance, telephones, office supplies, subscriptions, and gifts.

         (e)      Accounting, legal and consulting fees and temporary services.

         (f) Fees, licenses, bank charges, franchise taxes, property taxes and misc. write-offs.

         (g) Consulting fees and other incremental costs related to acquisition reviews.

         (h) Director fees and travel expenses, listing fees and shareholder mailings.

         (i) Primarily salaries & employee costs charged through JIBs to LOE for capital work.

         (j)      COPAS billings to wells

         (k) Reclass COPAS billings charged to LOE on operated wells in excess of actual costs related to such operations.

COHO ENERGY, INC.
BANKRUPTCY CONSOLIDATION                              MONTHLY OPERATING REPORT
STATEMENTS OF CASH FLOW                               ACCRUAL BASIS - 3
AUGUST 31, 2002

                                                        JAN(a)         FEB          MARCH         APRIL          MAY
                                                      ----------    ----------    ----------    ----------    ----------

CASH FLOWS FROM OPERATIONS
    Net earnings (loss)                               $   (2,556)   $  (20,160)   $  (36,931)   $      406    $      939
    Adjustments to reconcile net earnings (loss)
     to net cash provided by operating activities:
       Equity in loss of subsidiaries                         --          (200)           --            --            --
       Depletion and depreciation                          1,519         1,455         1,539         1,484         1,617
       Sale of property and equipment                         --            --            --            --            --
       Standby loan interest                               1,330           224            --            26            --
       Standby loan prepayment fee                            --        29,344            --            --            --
       Gain on standby loan embedded derivative               --       (10,232)           --            --            --
       Write off of debt issuance costs                       --            --        22,583            --            --
       Write off of debt discount                             --            --        10,744            --            --
       Loss on derivatives                                    --            --         2,525            --            --
       Other items                                           553           130            37            (5)           (5)
                                                      ----------    ----------    ----------    ----------    ----------
    Cash Flow from Opers before W/C Changes                  846           561           497         1,911         2,551

    Changes in operating assets and liabilities:
       Accounts receivable and other assets                  295           317          (844)         (560)         (892)
       Cash in escrow                                         --            --            --            (1)           --
       Accounts payable, principally trade                  (619)        1,229         1,070           212          (151)
       Accounts pay and other accr liabs                      --         1,137         1,048          (329)         (169)
       Accrued interest                                       --        (1,486)          353           320           (76)
                                                      ----------    ----------    ----------    ----------    ----------
Net cash provided (used) by operating activities             522         1,758         2,124         1,553         1,263
                                                      ----------    ----------    ----------    ----------    ----------

CASH FLOWS FROM INVESTING
    Property and equipment                                  (974)         (759)         (673)       (1,056)       (1,084)
    Changes in accts pay and accrued liabilities
      related to exploration and development                  98          (304)          181           317           209
    Advances to unconsolidated subsidiaries                   --           (13)           --             1             1
                                                      ----------    ----------    ----------    ----------    ----------
Net cash provided (used) by investing activities            (876)       (1,076)         (492)         (738)         (874)
                                                      ----------    ----------    ----------    ----------    ----------

CASH FLOWS FROM FINANCING
    Proceeds from sale of property and equipment              --            --            --            --            --
    Repayment of long term debt                           (1,057)           --            --          (224)           --
    Debt issuance costs                                       --            --            --            --            --
    Debt extinguishment costs                                 --            --            --            --            --
                                                      ----------    ----------    ----------    ----------    ----------
Net cash provided (used) by financing activities          (1,057)            0             0          (224)            0
                                                      ----------    ----------    ----------    ----------    ----------

NET INCREASE (DECREASE) IN CASH                           (1,411)          682         1,632           591           389

CASH AND CASH EQUIVS-BEGINNING                             9,752         8,341         9,023        10,655        11,246
                                                      ----------    ----------    ----------    ----------    ----------

CASH AND CASH EQUIVS-ENDING                           $    8,341    $    9,023    $   10,655    $   11,246    $   11,635
                                                      ==========    ==========    ==========    ==========    ==========

                                                         JUNE          JULY         AUGUST         YTD
                                                      ----------    ----------    ----------    ----------

CASH FLOWS FROM OPERATIONS
    Net earnings (loss)                               $    3,272    $       65    $ (114,972)   $ (169,937)
    Adjustments to reconcile net earnings (loss)
     to net cash provided by operating activities:
       Equity in loss of subsidiaries                          4            --            --          (196)
       Depletion and depreciation                          1,505         1,509         1,386        12,014
       Sale of property and equipment                         --            --       111,159       111,159
       Standby loan interest                                  --            --            --         1,580
       Standby loan prepayment fee                            --            --            --        29,344
       Gain on standby loan embedded derivative               --            --            --       (10,232)
       Write off of debt issuance costs                       --            --            --        22,583
       Write off of debt discount                             --            --            --        10,744
       Loss on derivatives                                  (266)           --            --         2,259
       Other items                                            (4)           (6)           (8)          692
                                                      ----------    ----------    ----------    ----------
    Cash Flow from Opers before W/C Changes                4,511         1,568        (2,435)       10,010

    Changes in operating assets and liabilities:
       Accounts receivable and other assets               (2,323)         (691)          664        (4,034)
       Cash in escrow                                         --            --       (48,951)      (48,952)
       Accounts payable, principally trade                 1,210            39        (1,373)        1,617
       Accounts pay and other accr liabs                     (66)         (105)        4,013         5,529
       Accrued interest                                      318         1,439           205         1,073
                                                      ----------    ----------    ----------    ----------
Net cash provided (used) by operating activities           3,650         2,250       (47,877)      (34,757)
                                                      ----------    ----------    ----------    ----------


CASH FLOWS FROM INVESTING
    Property and equipment                                (1,031)         (907)         (708)       (7,192)
    Changes in accts pay and accrued liabilities
      related to exploration and development                (243)         (259)         (206)         (207)
    Advances to unconsolidated subsidiaries                   --            --            (2)          (13)
                                                      ----------    ----------    ----------    ----------
Net cash provided (used) by investing activities          (1,274)       (1,166)         (916)       (7,412)
                                                      ----------    ----------    ----------    ----------

CASH FLOWS FROM FINANCING
    Proceeds from sale of property and equipment              --            --       221,351       221,351
    Repayment of long term debt                           (1,094)           --      (172,880)     (175,255)
    Debt issuance costs                                       --            --            --             0
    Debt extinguishment costs                                 --            --            --             0
                                                      ----------    ----------    ----------    ----------
Net cash provided (used) by financing activities          (1,094)            0        48,471        46,096
                                                      ----------    ----------    ----------    ----------

NET INCREASE (DECREASE) IN CASH                            1,282         1,084          (322)        3,927

CASH AND CASH EQUIVS-BEGINNING                            11,635        12,917        14,001         9,752
                                                      ----------    ----------    ----------    ----------

CASH AND CASH EQUIVS-ENDING                           $   12,917    $   14,001    $   13,679    $   13,679
                                                      ==========    ==========    ==========    ==========

(a) JANUARY 2002 IS A PREPETITION PERIOD

    COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. AND SUBSIDIARIES                    MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                              ACCRUAL BASIS - 4
(IN 000S, EXCEPT RATIOS)                              PAGE 1 OF 2
ACCOUNTS RECEIVABLE ANALYSIS


                                 SOFA        FEB 02      MARCH 02     APRIL 02      MAY 02       JUNE 02      JULY 02     AUGUST 02
                               ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
JIB RECEIVABLES
 0 - 30 days                   $   1,101    $     956    $     525    $   1,089    $     642    $   1,181    $   1,593    $     101
 31 - 60 days                         79           80          589           (3)         643           25          147          (22)
 61 - 90 days                         29           39           43          214           (0)         245            1          245
 Over 90 days                        951          936          853          831          836          790          872          412
                               ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total Accounts Receivable      $   2,161    $   2,011    $   2,010    $   2,132    $   2,121    $   2,242    $   2,613    $     736
                               =========    =========    =========    =========    =========    =========    =========    =========

SUMMARY OF RECEIVABLES
Accrued revenue                $   5,428    $   5,465    $   6,533    $   6,873    $   7,826    $   7,231    $   7,288    $     268
JIB receivables                    2,161        2,011        2,010        2,132        2,121        2,242        2,613          736
Employee/officer receivables           1            1            1            2            0            4            0           (1)

Other receivables                    375          224           61          264          262        3,101        3,112        3,135
                               ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total receivables                  7,965        7,701        8,605        9,271       10,208       12,578       13,014        4,138
Allowance for doubtful accts        (470)        (470)        (470)        (470)        (470)        (470)        (470)        (289)
                               ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Receivables net of allowance   $   7,495    $   7,231    $   8,135    $   8,801    $   9,738    $  12,108    $  12,544    $   3,849
                               =========    =========    =========    =========    =========    =========    =========    =========

COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. AND SUBSIDIARIES                    MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                              ACCRUAL BASIS - 4
(IN 000S, EXCEPT RATIOS)                              PAGE 2 OF 2

ACCOUNTS PAYABLE ANALYSIS


                                       FEB 02        MARCH         APRIL          MAY           JUNE          JULY          AUG
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
ACCOUNTS PAYABLE
0 - 30 days                          $      232    $      431    $      519    $      300    $    1,439    $    1,175    $      191
31 - 60 days                                               21            23             5             5           102             1
Over 60 days                                                              7            30            30           356            37
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
                                            232           453           550           334         1,475         1,633           228
Prepetition                               2,618         3,700         3,744         3,728         3,667         3,616         3,603
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
Total Accounts Payable               $    2,851    $    4,152    $    4,294    $    4,063    $    5,142    $    5,249    $    3,831
                                     ==========    ==========    ==========    ==========    ==========    ==========    ==========

INCOME TAXES PAYABLE
PREPETITION
Federal income
State income
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
Total Taxes Payable                  $        0    $        0    $        0    $        0    $        0    $        0    $        0
                                     ==========    ==========    ==========    ==========    ==========    ==========    ==========

SUMMARY OF LIABILITIES
POSTPETITION
Accrued interest                     $      681    $    1,034    $    1,354    $    1,278    $    1,596    $    3,035    $    3,240
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
                                     $      681    $    1,034    $    1,354    $    1,278    $    1,596    $    3,035    $    3,240
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------

Accounts payable                     $      232    $      453    $      550    $      334    $    1,475    $    1,633    $      228
Miscellaneous payables                        0             3             2             2            (1)           (1)            2
Revenues payable                            252           269           322           406           599           543           376
A/P sales & use tax                           1             3             0             1             2             1             2
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
A/P Trade                            $      485    $      728    $      874    $      744    $    2,075    $    2,176    $      608
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------

Accrued reorganization costs         $      129    $      887    $    1,121    $    1,347    $    1,279    $    1,293    $    5,071
Accrued operating costs                   1,314         1,738         1,708         1,565         1,542         1,326             0
Accrued drilling costs                      556           719         1,140         1,370         1,126           868             0
Accrued franchise taxes                      14            30            47            64            80            95           110
Accrued environmental                        50            50            50            50            50            50            15
Other accrued liabilities                   495         1,236           336           302           305           381         2,666
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
Accrued liabilities and other        $    2,559    $    4,661    $    4,402    $    4,697    $    4,383    $    4,013    $    7,863
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------

Accrued unrealized derivatives       $      165    $      506    $      506    $      506    $      834    $      834    $        0
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
                                     $      165    $      506    $      506    $      506    $      834    $      834    $        0
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------

Total Postpetition                   $    3,890    $    6,929    $    7,136    $    7,225    $    8,888    $   10,058    $   11,711
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------

PREPETITION

Income taxes payable
Accounts payable                     $    2,618    $    3,700    $    3,744    $    3,728    $    3,667    $    3,616    $    3,603
Miscellaneous payables                        8             8             8             8             8             8             0
Revenues payable                          2,301         2,046         2,068         2,062         2,003         1,992         1,003
A/P sales & use tax                           1             1             1             1             1             1             1
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
A/P Trade                            $    4,928    $    5,755    $    5,821    $    5,800    $    5,679    $    5,617    $    4,608
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------

Accrued LA penalties & int                    0             0             0             0             0             0             0
Accrued operating costs                     594            33             5             0             0             0             0
Accrued drilling costs                      432           125            22             0             0             0             0
Accrued franchise taxes                     190           190           190           190           190           190           190
Accrued vacation                            105           105           105           105           105           105             0
Accrued contract obligations                  0             0             0             0             0             0             0
Accrued sale tax due Amoco                    0             0             0             0             0             0             0
Accrued environmental costs                 175           175           175           175           175           175           175
Other accrued liabilities                    90            80           451           217           218           218           238
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
Accrued liabilities and other        $    1,588    $      709    $      949    $      687    $      688    $      688    $      603
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
Total prepetition                    $    6,516    $    6,464    $    6,770    $    6,487    $    6,368    $    6,305    $    5,211
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
Total liabilities                    $   10,406    $   13,393    $   13,906    $   13,712    $   15,255    $   16,363    $   16,922
                                     ==========    ==========    ==========    ==========    ==========    ==========    ==========

LONG TERM DEBT

   Chase revolving credit facility   $  195,000    $  195,000    $  194,776    $  194,776    $  193,682    $  193,682    $   20,802
   Standby loan                          82,707        93,451        93,451        93,451        93,451        93,451        93,451
   Standby accrued interest               4,984         4,984         5,010         5,010         5,010         5,010         5,010
   Standby prepayment fee                29,344        29,344        29,344        29,344        29,344        29,344        29,344
   Derivative liability                   1,538         1,538         1,538         1,538         1,538         1,538         1,538
   State tax notes and other              3,361         3,361         3,361         3,361         3,361         3,361         3,361
   Reclass to current                  (316,934)     (327,679)     (327,482)     (327,482)     (326,388)     (326,388)     (153,508)
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
      Total Long Term Debt           $        0    $        0    $        0    $        0    $        0    $        0    $        0
                                     ==========    ==========    ==========    ==========    ==========    ==========    ==========

COHO ENERGY CASE NO. 02-31189-HCA-11